[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
P.O. Box 9112
Farmingdale, NY 11735





AIM V.I. AGGRESSIVE GROWTH FUND         PROXY SOLICITED BY THE BOARD OF TRUSTEES
(THE "FUND")                                                       (THE "BOARD")
AN INVESTMENT PORTFOLIO OF                          PROXY FOR SPECIAL MEETING OF
AIM VARIABLE INSURANCE FUNDS               SHAREHOLDERS TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.




                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                                2006
                                             ------------------------------
                                        _______________________________________
                                       |                                       |
                                       |                                       |
                                       |_______________________________________|

                                           Signature(s)              (SIGN IN
                                        (if held jointly)             THE BOX)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, limited liability
                                        company, or partnership, please sign in
                                        full entity name and indicate the
                                        signer's position with the entity.


                                                                  PC AIM AG - MK

                                   PLEASE FILL IN BOX AS SHOWN USING
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                   PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.




                                                   FOR      AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under which
    all of the assets and liabilities of            O          O            O
    AIM V.I. Aggressive Growth Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds
    ("Trust"), will be transferred to AIM
    V.I. Capital Appreciation Fund ("Buying
    Fund"), a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                  PC AIM AG - MK

[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
P.O. Box 9112
Farmingdale, NY 11735





AIM V.I. GROWTH FUND                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
(THE "FUND")                                                      (THE "BOARD")
AN INVESTMENT PORTFOLIO OF                         PROXY FOR SPECIAL MEETING OF
AIM VARIABLE INSURANCE FUNDS              SHAREHOLDERS TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.




                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                                2006
                                             ------------------------------
                                        _______________________________________
                                       |                                       |
                                       |                                       |
                                       |_______________________________________|

                                           Signature(s)              (SIGN IN
                                        (if held jointly)             THE BOX)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, limited liability
                                        company, or partnership, please sign in
                                        full entity name and indicate the
                                        signer's position with the entity.


                                                                   PC AIM G - MK

                                   PLEASE FILL IN BOX AS SHOWN USING
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                   PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.




                                                   FOR      AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under
    which  all of the assets and liabilities        O          O            O
    of AIM V.I. Growth Fund (the "Fund"), a
    portfolio of AIM Variable Insurance Funds
    ("Trust"), will be transferred to AIM V.I.
    Capital Appreciation Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.



                                                                   PC AIM G - MK

[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
P.O. Box 9112
Farmingdale, NY 11735





AIM V.I. PREMIER EQUITY FUND            PROXY SOLICITED BY THE BOARD OF TRUSTEES
(THE "FUND")                                                       (THE "BOARD")
AN INVESTMENT PORTFOLIO OF                          PROXY FOR SPECIAL MEETING OF
AIM VARIABLE INSURANCE FUNDS               SHAREHOLDERS TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.




                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                                2006
                                             ------------------------------
                                        _______________________________________
                                       |                                       |
                                       |                                       |
                                       |_______________________________________|

                                           Signature(s)              (SIGN IN
                                        (if held jointly)             THE BOX)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, limited liability
                                        company, or partnership, please sign in
                                        full entity name and indicate the
                                        signer's position with the entity.


                                                                  PC AIM PE - MK

                                   PLEASE FILL IN BOX AS SHOWN USING
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                   PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



                                                   FOR      AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under which
    all of the assets and liabilities of AIM V.I.   O          O            O
    Premier Equity Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I. Core Equity
    Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




  PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                  PC AIM PE - MK

[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
P.O. Box 9112
Farmingdale, NY 11735





AIM V.I. BLUE CHIP FUND                 PROXY SOLICITED BY THE BOARD OF TRUSTEES
(THE "FUND")                                                       (THE "BOARD")
AN INVESTMENT PORTFOLIO OF                         PROXY FOR SPECIAL MEETING OF
AIM VARIABLE INSURANCE FUNDS              SHAREHOLDERS TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.




                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                                2006
                                             ------------------------------
                                        _______________________________________
                                       |                                       |
                                       |                                       |
                                       |_______________________________________|

                                           Signature(s)              (SIGN IN
                                        (if held jointly)             THE BOX)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, limited liability
                                        company, or partnership, please sign in
                                        full entity name and indicate the
                                        signer's position with the entity.


                                                                  PC AIM BC - MK

                                   PLEASE FILL IN BOX AS SHOWN USING
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                   PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.




                                                   FOR      AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under which
    all of the assets and liabilities of AIM V.I.   O          O            O
    Blue Chip Fund (the "Fund"), a portfolio of
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I. Large Cap Growth
    Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                  PC AIM BC - MK

[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
P.O. Box 9112
Farmingdale, NY 11735





AIM V.I. CORE STOCK FUND                PROXY SOLICITED BY THE BOARD OF TRUSTEES
(THE "FUND")                                                       (THE "BOARD")
AN INVESTMENT PORTFOLIO OF                          PROXY FOR SPECIAL MEETING OF
AIM VARIABLE INSURANCE FUNDS               SHAREHOLDERS TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.




                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                                2006
                                             ------------------------------
                                        _______________________________________
                                       |                                       |
                                       |                                       |
                                       |_______________________________________|

                                           Signature(s)              (SIGN IN
                                        (if held jointly)             THE BOX)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, limited liability
                                        company, or partnership, please sign in
                                        full entity name and indicate the
                                        signer's position with the entity.


                                                                  PC AIM CS - MK

                                   PLEASE FILL IN BOX AS SHOWN USING
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                   PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.




                                                   FOR      AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under
    which all of the assets and liabilities         O          O            O
    of AIM V.I. Core Stock Fund (the "Fund"), a portfolio of AIM Variable Insurance
    Funds ("Trust"), will be transferred to
    AIM V.I. Core Equity Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying
    Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.



                                                                  PC AIM CS - MK